UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2021

Liberty Star Uranium & Metals Corp.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of lncorporation)

000-50071	90-0175540
(Commission File Number)	(IRS Employer Identification No.)

2 East Congress St. Ste 900, Tucson, AZ	85701
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number , including area code): (520) 425-1433

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l 3e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LBSR	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 20, 2021, Liberty Star Minerals (“Liberty Star” or the “Company”) (OTCQB: LBSR) an Arizona-based mineral exploration company, executed a $1,000,000 common stock purchase agreement (the “Purchase Agreement”) and a $1,000,000 warrant agreement (the “Warrant Agreement,” together “the Agreements”) with Triton Funds LP (“Triton”) of San Diego, California.

Under the Common Stock Purchase Agreement, the Company has a “put” right pursuant to which it may require Triton to purchase a total of up to $1,000,000 of its common stock. The Company may exercise its put at any time after the Registration Statement to be filed with the U.S. Securities and Exchange Commission is declared effective and prior to December 31, 2022. It may require Triton to purchase not less than $25,000 or more than $250,000 per month of its common stock at a purchase price equal to 75% of the lowest daily volume-weighted average price of the Company’s common stock during the 5 business days immediately prior to the date of closing of each separate purchase installment. Under the Common Stock Purchase Warrant, Triton has the right for a period of 5 years to elect to purchase up to an additional $1,000,000 of shares of the Company’s common stock at a purchase price per share based upon an assumed $20,000,000 market capitalization of the Company’s outstanding shares from time to time. Details of Agreements posted in Exhibit 3.23.

Item 8.01 Other Events

The Registrant filed the press release filed as exhibit 99.1 herewith, on August 24, 2021

Item 9.01 Financial Statements and Exhibits.

The exhibits listed in the following Exhibit Index are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

3.23	Triton Common Stock Purchase Agreement & Common Stock Warrant Agreement

99.1	Press Release of Registrant dated August 24, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY STAR URANIUM & METALS CORP.

Dated: August 24, 2021	/s/ Patricia Madaris
Patricia Madaris, VP Finance & CFO